Financial Instruments - Summary of The Group's Strategy To Keep Positive Net Cash (Detail) $ in Thousands	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 USD ($)
Statements [Line Items]
Loans and financing	$ 1,153	$ 3,279	$ 6,359
Lease liabilities	5,635	5,991	6,153
Accounts payable from acquisition of subsidiaries	299	6,423
Cash and cash equivalent	(24,394)	(121,006)	$ (58,557)	$ (29,762)
Short-term and Marketable securities	(214,164)	(177,191)
Adjusted net cash/debt	(231,471)	(282,504)
Total Equity attributable to VTEX's shareholders	$ 274,658	$ 327,182
Financial leverage ratio	84.28	86.34